SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):August 30,1996 (August 22,1996)

                             MYLAN LABORATORIES INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)



                 001-09114                             251211621
         (Commission File Number)        (I.R.S. Employer Identification No.)


  130 Seventh Street, 1030 Century Bldg., Pittsburgh, PA         15222
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (412) 232-0100
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              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

Adoption of Rights Plan

     On August 22, 1996 (the "Rights Dividend Declaration Date"), the Board of Directors of Mylan Laboratories Inc. (the "Corporation") adopted a Shareholder Rights Plan and declared that a dividend of one share purchase right ("Right") be distributed on each outstanding share of Common Stock, par value $0.50 per share ("Common Stock"), to shareholders of record as of the close of business on September 5, 1996 (the "Record Date"). Each Right entitles the registered holder to purchase from the Corporation one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.50 per share ("Preferred Stock"), or, in certain circumstances, shares of Common Stock, other securities, and/or cash or other property, at a Purchase Price of $90 per share of Preferred Stock (or, when applicable, Common Stock, securities, cash, and/or other property), subject to adjustment. The complete terms and conditions of the Rights are set forth in a Rights Agreement dated as of August 22, 1996 (the "Rights Agreement") between the Corporation and American Stock Transfer & Trust Company, as Rights Agent.

     All shares of Common Stock outstanding on the Record Date will receive Rights. In addition, all shares of Common Stock issued prior to the Distribution Date will be issued with Rights. All certificates for Common Stock issued after the Record Date and prior to the Distribution Date will contain a legend incorporating the Rights Agreement by reference.

     Initially, the Rights will attach to the outstanding shares of Common Stock, and no separate Right Certificates will be distributed. The Rights will detach from the outstanding shares

                                       2.

of Common Stock and separate Right Certificates will be issued when there is a Distribution Date. Until a Distribution Date occurs, the Rights will be evidenced by the certificate for the shares of Common Stock with a copy of this Summary of Rights attached thereto, the Rights will transfer with (and only with) the shares of Common Stock to which such Rights are attached, and the transfer of any certificate for Common Stock (with or without this Summary of Rights attached thereto) will also constitute the transfer of the Rights attached to the shares of Common Stock represented by such certificate.

     A "Distribution Date" will occur on (i) the tenth day following a public announcement that a person has become an Acquiring Person (the date of such public announcement being the "Shares Acquisition Date"), or (ii) if earlier, the tenth business day (or such later date as may be determined by the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement or announcement of a tender or exchange offer that would result in a person or group of affiliated or associated persons becoming the Beneficial Owner of 15% or more of the outstanding shares of Common Stock.

     An "Acquiring Person" is a person or group of affiliated or associated persons that Beneficially Owns 15% or more of the outstanding shares of Common Stock but does not include (1) the Corporation, its subsidiaries, any employee benefit plan of the Corporation or any of its Subsidiaries, or any entity holding shares of Common Stock pursuant to the terms of any such plan; (2) any person or group that becomes the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of the acquisition of Common Stock by the Corporation, unless such person or group thereafter acquires additional shares of Common Stock; or (3) subject to certain conditions set forth in the Rights Agreement, a person that otherwise

                                       3.

would have become an Acquiring Person as a result of an inadvertent acquisition of 15% or more of the outstanding shares of Common Stock.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on September 5, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Corporation, in each case, as described below.

     As soon as practicable after the Distribution Date, separate Right Certificates will be mailed to the holders of record of Common Stock as of the Distribution Date, and, thereafter, the Right Certificates alone will represent the Rights.

     The Purchase Price payable upon exercise of the Rights and the number of shares of Preferred Stock (and the amount of other securities and/or property, if any) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event that (i) there is a stock dividend on, or a subdivision, combination, or reclassification of the Preferred Stock, or
(ii) the holders of Preferred Stock are granted certain options, warrants, or rights to subscribe for or purchase shares of Preferred Stock (or equivalent Preferred Stock) or securities convertible into Preferred Stock (or securities convertible into equivalent Preferred Stock) at a price less than the current market price of Preferred Stock, or (iii) any evidences of indebtedness or assets (other than regular quarterly cash dividends or dividends payable in shares of Preferred Stock) or any subscription rights or warrants (other than rights, options, or warrants of the type referred to in clause (ii) of this paragraph) are distributed to the holders of Preferred Stock.

                                   4.

     Subject to certain exceptions as set forth in the Rights Agreement, no adjustment in the Purchase Price will be required until the cumulative adjustments amount to 1% of the Purchase Price.

     The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the shares of Common Stock payable in shares of Common Stock or subdivisions, consolidations, or combinations of the shares of Common Stock occurring, in any such case, prior to the Distribution Date.

     No fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandths of a share of Preferred Stock, which, at the election of the Corporation, may be evidenced by depository receipts) will be issued upon exercise of the Rights, but, in lieu thereof, a cash adjustment will be paid to the holder of the exercised Rights based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

     Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. The dividend, liquidation, and voting rights, and non-redemption features of the Preferred Stock are designed so that the value of a one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock. Each whole share of Preferred Stock will be entitled to receive a quarterly preferential dividend equal to the greater of (a) $1.00 or (b) 1000 times the dividend declared with respect to each share of Common Stock. In the event of liquidation, the holders of each whole share of Preferred Stock will be entitled to receive a preferential liquidation payment equal to the greater of (a) $1000.00 or (b) 1000 times the payment made per share of Common

                                       5.

Stock. Each share of Preferred Stock will have 1000 votes, voting together with the shares of Common Stock. Finally, in the event of any merger, consolidation, or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or other property, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These rights and preferences are protected by customary anti-dilution provisions.

     Once a person has become an  Acquiring  Person,  all  Rights  that are,  or
(under  certain   circumstances   specified  in  the  Rights   Agreement)  were,
Beneficially Owned by an Acquiring Person will be null and void.

     In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right (other than a Right that is or was Beneficially Owned by an Acquiring Person that has become null and void pursuant to the terms of the Rights Agreement), shall thereafter have the right to receive upon exercise of such Right that number of shares of Common Stock (or, in certain circumstances, Preferred Stock, or other securities, property and/or cash) having a value equal to two times the then-current Purchase Price.

     In the event that, at any time after a person becomes an Acquiring  Person,
(i) the  Corporation is acquired in a merger or other business  combination,  or
(ii) 50% or more of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) is sold or otherwise transferred, proper provision will be made so that each holder of a Right (other than a Right that is or was Beneficially Owned by an Acquiring Person that has become null and void pursuant to the terms of the Rights Agreement) shall thereafter have the right to receive upon exercise of such Right, in lieu of shares of Preferred Stock, shares of common stock of the

                                       6.

     acquiror then having a current market value equal to two times the then-current Purchase Price. The events referred to in the preceding paragraph and in clauses (i) and (ii) of this paragraph are hereinafter referred to as "Triggering Events."

     At any time prior to the Close of Business on the tenth calendar day following the Shares Acquisition Date (or, if the Shares Acquisition Date occurred prior to the Record Date, the Close of Business on the tenth calendar day following such Record Date), the Board of Directors of the Corporation may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment (the "Redemption Price") provided, however, that if such authorization occurs on or after the date of a change (resulting from a proxy solicitation) in a majority of the directors in office at the commencement of such solicitation, and any Person who is or was a participant in such solicitation has stated (or if upon the commencement of such solicitation, a majority of the Board of Directors of the Corporation has determined in good faith) that such Person (or any of its Affiliates or Associates) has taken or intends to take, or may consider taking, any action that would result in such Person becoming an Acquiring Person or that would cause the occurrence of a Triggering Event (the existence of the circumstances described in this provision being referred to herein as an "Adverse Change of Control"), then the Rights may be so redeemed only if there are Continuing Directors in office and such redemption is authorized by a majority of such Continuing Directors. The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                                       7.

     At any time after any person becomes an Acquiring Person, and prior to the time any person (other than the Corporation, any of its Subsidiaries, any employee benefit plan of the Corporation or any of its Subsidiaries, and any entity holding shares of Common Stock pursuant to the terms of any such plan) becomes the Beneficial Owner of 50% or more of the outstanding shares of Common Stock, the Corporation may, at the option and election of the Board of Directors, exchange shares of Common Stock (or in certain circumstances, shares of Preferred Stock) for all or any part of the then-outstanding and unexercised Rights (other than Rights that are or were Beneficially Owned by an Acquiring Person that have become null and void pursuant to the terms of the Rights
Agreement) at an exchange rate of one share of Common Stock (or in certain circumstances, one one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, or other similar transaction occurring after the Rights Dividend Declaration Date.

     The terms of the Rights may be amended by the Board of Directors of the Corporation without the consent of the holders of the Rights, except that from and after the Close of Business on the tenth calendar day following the Shares Acquisition Date (or, if the Shares Acquisition Date occurred prior to the Record Date, the Close of Business on the tenth calendar day following such Record Date) no such amendment may adversely affect the interests of the holders of the Rights (other than Rights that are or were Beneficially Owned by an Acquiring Person that have become null and void pursuant to the terms of the Rights Agreement) and provided, however, that if such amendment occurs on or after an Adverse Change of Control, then the Rights Plan may be amended only if there are Continuing Directors in office and such amendment is authorized by a majority of such Continuing Directors.

                                       8.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Corporation, including, without limitation, the right to vote or to receive dividends.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits
                  Description
                  -----------
3.1 Resolution of Board of Directors to Amend Articles of Incorporation to Establish Series A Junior Participating Preferred Stock.

4.1 Rights Agreement, dated as of August 22, 1996, between Mylan Laboratories Inc. and American Stock Transfer & Trust Company

4.2               Form of Right Certificate.




                                       9.

                                                     Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MYLAN LABORATORIES INC.
                                                     (Registrant)



August 28, 1996                             By:     /s/ Milan Puskar
                                          Name:         Milan Puskar
                                         Title:    Chairman, CEO and President




                                       10.

                                   Exhibit 3.1


                                       11.

                        RESOLUTION OF BOARD OF DIRECTORS
                       TO AMEND ARTICLES OF INCORPORATION
                   TO ESTABLISH A SERIES OF PREFERRED SHARES*


     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Amended and Restated Articles of Incorporation of the Company and Section 1522 of the Pennsylvania Business Corporation Law, as amended, the Board of Directors hereby adopts and approves an amendment to the Amended and Restated Articles of Incorporation of the Company, as amended, which creates out of the authorized but unissued shares of Preferred Stock, par value $0.50 per share, of the Company a series of Preferred Stock, the designation and authorized number of shares of which, and the terms and relative rights, preferences and limitations of which, are as follows:

                  Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided,
                  (a) that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Stock; and (b) no increase shall cause the aggregate number of all shares of Preferred Stock that the corporation is authorized to issue to be greater than is authorized by these Amended and Restated Articles of Incorporation.

                  Section 2. Dividends and Distributions.

                           (A) Subject to the rights of the holders of any shares of any other series of Preferred Stock of the corporation (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.50 per share (the "Common Stock"), of the corporation, and of any other junior stock, shall be


                                       12.

                  entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September, and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment
                  Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a frac tion, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (B) The  corporation  shall  declare  a  dividend  or
                  distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no

                                       13.

                  dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend
                  Payment  Date,  a  dividend  of $1 per  share on the  Series A
                  Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                           (C) Dividends shall begin to accrue and be cumulative
                  on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of is sue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

                  Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                           (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the shareholders of the corporation. In the event the corporation shall at any time declare or pay any dividend on the Common Stock

                                       14.

                  payable in shares of Common Stock, or effect a subdivi sion or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           (B) Except as otherwise provided herein or in any other Statement with Respect to Shares or other amendment of the Articles of Incorporation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.

                           (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                  Section 4.  Certain Restrictions.

                           (A) Whenever  quarterly  dividends or other dividends
                  or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:

                                    (i)     declare or pay dividends, or make
                  any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation,

                                       15.

                  dissolution, or winding up) to the Series A Preferred
                  Stock;

                                    (ii) declare or pay  dividends,  or make any
                  other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                                    (iii)   redeem  or  purchase  or   otherwise
                  acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dis solution, or winding up) to the Series A Preferred Stock, provided that the corporation may at any time redeem, purchase, or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation, or winding up) to the Series A Preferred Stock; or

                                    (iv) redeem or purchase or otherwise acquire
                  for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                           (B) The  corporation  shall not permit any subsidiary
                  of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.


                                       16.

                  Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Articles of Amendment creating a series of Preferred Stock, par value $0.50 per share, or any similar stock or as otherwise required by law.

                  Section 6. Liquidation, Dissolution, or Winding Up. Upon any liquidation, dissolution, or winding up of the corporation, no distribution shall be made (1) to the holder of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock unless the holders of shares of Series A
                  Preferred Stock outstanding shall have received out of the assets of the Company available for distribution to its shareholders after payment or provision for payment of any securities ranking senior to the Series A Preferred Stock, for each share of Series A Preferred Stock, subject to adjustment as hereinafter provided, (A) $1000.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or, (B) if greater than the amount specified in clause (1)(A) of this sentence, an amount equal to 1000 times the aggregate amount to be distributed per share to holders of Common Stock, as the same may be adjusted as herein provided, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Preferred Stock, unless simultaneously therewith distributions are made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution, or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common

                                       17.

                  Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the provision in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  Section 7. Consolidation, Merger, etc. In case the corporation shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount of stock, securities, cash, and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.


                                       18.

                  Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

                  Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the corporation's Preferred Stock.

                  Section 10. Amendment. The Articles of Incorporation of the corporation shall not be amended in any manner that would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.


                                       19.

                                   Exhibit 4.1

                                       20.

            ---------------------------------------------------------


                             Mylan Laboratories Inc.

                                       and

                     American Stock Transfer & Trust Company


                                  Rights Agent

                                Rights Agreement

                           Dated as of August 22, 1996


            ---------------------------------------------------------

                                TABLE OF CONTENTS

                                                                          Page

Section  1.   Certain Definitions...........................................1
Section  2.   Appointment of Rights Agent...................................6
Section  3.   Issue of Right Certificates...................................6
Section  4.   Form of Right Certificates....................................9
Section  5.   Countersignature and Registration.............................9
Section  6.   Transfer, Split Up, Combination, and Exchange of
                       Right Certificates; Mutilated, Destroyed, Lost,
                       or Stolen Right Certificates........................10
Section  7.   Exercise of Rights; Purchase Price;
                       Expiration Date of Rights...........................11
Section  8.   Cancellation and Destruction of Right Certificates...........15
Section  9.   Reservation and Availability of Capital Stock................15
Section  10.  Preferred Shares Record Date.................................18
Section  11.  Adjustment of Purchase Price, Number of Shares,
                       or Number of Rights.................................19
Section  12.  Certificate of Adjusted Purchase Price
                       or Number of Shares.................................29
Section  13.  Consolidation, Merger, or Sale or Transfer of Assets
                       or Earning Power....................................29
Section  14.  Fractional Rights and Fractional Shares......................34
Section  15.  Rights of Action.............................................35
Section  16.  Agreement of Right Holders...................................36
Section  17.  Right Certificate Holder Not Deemed a Stockholder............37
Section  18.  Concerning the Rights Agent..................................38
Section  19.  Merger or Consolidation or Change of Name of Rights Agent....38
Section  20.  Duties of Rights Agent.......................................39
Section  21.  Change of Rights Agent.......................................42
Section  22.  Issuance of New Right Certificates          .................44
Section  23.  Redemption...................................................44
Section  24.  Exchange.....................................................46
Section  25.  Notice of Certain Event......................................48
Section  26.  Notices......................................................49
Section  27.  Supplements and Amendments...................................50
Section  28.  Successors...................................................51
Section  29.  Benefits of this Agreement...................................51
Section  30.  Determinations and Actions by the Board of Directors.........52
Section  31.  Severability.................................................53
Section  32.  Governing Law................................................53
Section  33.  Counterparts.................................................53
Section  34.  Descriptive Headings.........................................53
Signatures.................................................................54
Exhibit A - Form of  Resolution to Amend Articles of Incorporation
Exhibit B - Form of Right Certificate
Exhibit C - Summary of Rights

                                RIGHTS AGREEMENT


     RIGHTS AGREEMENT, dated as of August 22, 1996, between MYLAN LABORATORIES INC., a Pennsylvania corporation (the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY (the "Rights Agent").

                                   WITNESSETH

         WHEREAS, the Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding on September 5, 1996 (the "Record Date"), each Right representing the right to purchase one one-thousandth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date, and the Final Expiration Date (as such terms are hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties, intending to be legally bound, hereby agree as follows:

     Section 1. Certain definitions. For purposes of this Agreement, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the

                                       1.

Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan. Notwithstanding the foregoing:

          (i) no Person shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person, together with all Affiliates and Associates of such Person, to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person, together with all Affiliates and Associates of such Person, shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person;"

          (ii) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

          (b) "Act" shall mean the Securities Act of 1933, as amended.

          (c)  "Adverse  Change of Control"  shall have the meaning set forth in
     Section 23 hereof.

                                       2.

          (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

          (e) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "Beneficially Own" and to have "Beneficial Ownership" of any securities:

               (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement);

               (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (2) securities issuable upon exercise of the Rights at any time prior to the Distribution Date; or (B) the right to vote pursuant to any agreement, arrangement, or understanding; provided, however, that a Person

                                       3.

          shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of, any security if the agreement, arrangement, or understanding to vote such security (1) arises solely from a revocable proxy given to such Person in response to a public proxy solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

               (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement, or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B)), or disposing of any securities of the Company. Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to own beneficially hereunder.

     (f) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

                                       4.

     (g) "Close of business" on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

     (h) "Common Shares" when used with reference to the Company shall mean the shares of Common Stock, par value $0.50 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person.

     (i) "Continuing Director" shall mean (i) any member of the Board of Directors of the Company, while such person is a member of the Board, who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and was a member of the Board prior to the Record Date, or (ii) any person who subsequently becomes a member of the Board who, while such person is a member of the Board, is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of the Continuing Directors.

     (j) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

     (k) "Exchange Act" shall have the meaning set forth in Section 1(d) hereof.

     (l) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.

     (m) "Person" shall mean any individual, firm, corporation, or other entity, and shall include any successor (by merger or otherwise) of such entity.

                                       5.

     (n) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock, par value $0.50 per share, of the Company having the rights and preferences set forth in the Form of Resolution to Amend the Articles of Incorporation to Establish Series of Preferred Shares attached to this Agreement as Exhibit A.

     (o) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

     (p) "Shares Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

     (q) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     (r) "Triggering Event" shall mean any event described in Section 11(a)(ii) hereof or any Section 13(a) Event (as such term is defined in Section 13(a) hereof).

     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

     Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any

                                       6.

     employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) to commence, a tender or exchange offer, the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 15% or more of the then outstanding Common Shares (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

     (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C

                                       7.

hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record-Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

     (c) Certificates for Common Shares that become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, or the Final Expiration Date shall have impressed on, printed on, written on, or otherwise affixed to them the following legend:

     This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Mylan Laboratories Inc. and American Stock Transfer & Trust Company, dated as of August 22, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Mylan Laboratories Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Mylan Laboratories Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights that are or were beneficially owned by any Person who becomes an Acquiring Person or any Associate or Affiliate of such Acquiring Person (as such terms are defined in the Rights Agreement) or specified transferees of such Acquiring Person (or Associate or Affiliate thereof) may become null and void.


                                       8.

With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.

     Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries, or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 7, 11, 13, 22, 24, and 27 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the price per one one-thousandth of a Preferred Share set forth therein (the "Purchase Price"), but the number of such one one-thousandths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

     Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President,

                                       9.

any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

     Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, and the date of each of the Right Certificates.

     Section 6. Transfer, Split Up, Combination, and Exchange of Right Certificates; Mutilated, Destroyed, Lost, or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate

                                       10.

or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined, or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine, or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined, or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Right Certificates.

     Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction, or mutilation of a Right Certificate, and, in case of loss, theft, or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed, or mutilated.

     Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

                                                        11.

     (a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-thousandth of a Preferred Share (or after a Triggering Event, the securities, cash, and/or other property purchasable in lieu thereof) as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on September 5, 2006 (the "Final Expiration Date"),
(ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

     (b) The Purchase Price for each one one-thousandth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $90, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

     (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier's check, or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing

                                       12.

such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request,
(ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated, upon the exercise of any Rights, to issue other securities (including Common Shares) of the Company or other property, the Company will make all arrangements necessary so that such other securities or property are available for distribution by the Rights Agent, if and when appropriate.

     (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, from and after the time that any Person becomes an Acquiring Person, any Rights that are or were acquired or Beneficially Owned by (i) any Acquiring Person (or any Associate or Affiliate of such Acquiring Person); (ii) any transferee of an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) who becomes a transferee after the Acquiring Person becomes such; or (iii) any transferee of an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) who becomes a transferee prior to

                                       13.

or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from such Acquiring Person (or any Affiliate or Associate of such Acquiring Person) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate of such Acquiring Person) or to any Person with whom such Acquiring Person (or any Affiliate or Associate of such Acquiring Person) has any continuing written or oral agreement or understanding regarding the transferred Rights or (B) a transfer that the Board of Directors of the Company has determined in good faith is part of a plan, arrangement, or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise (including, without limitation, rights pursuant to Sections 7, 11, 13, 23, and 24 hereof). No Right Certificate shall be issued pursuant to Section 3 or Section 22 hereof that represents Rights Beneficially Owned by any Person whose Rights would be void pursuant to the preceding sentence; no Right Certificate shall be issued at any time pursuant to Section 6 hereof upon the transfer of any Rights to any Person (or any nominee of such Person) whose Rights would be void pursuant to the preceding sentence upon such transfer; no Right Certificate shall be issued at any time pursuant to Section 6 or Section 11 hereof upon the transfer, split up, combination, exchange, replacement, or adjustment of any Rights Beneficially Owned by any Person (or any nominee of such Person) whose Rights would be void pursuant to the preceding sentence; and any Right Certificate delivered to the Rights Agent for transfer to any Person (or any nominee of such Person) whose Rights would be void pursuant to the preceding sentence shall be canceled. The Company shall use all reasonable efforts to insure compliance with the provisions of this Section 7(e), but shall have no liability to any holder of Right

                                       14.

Certificates or any other Person as a result of its failure to make any determinations hereunder with respect to an Acquiring Person or its Affiliates, Associates, or transferees.

     (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination, or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     Section 9. Reservation and Availability of Capital Stock.

                                       15.

     (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares and/or other securities or out of any Common Shares or other securities held in its treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with this Agreement.

     (b) So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange or automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or quotation system upon official notice of issuance upon such exercise.

     (c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of an event described in Section 11(a)(ii) hereof on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B)

                                       16.

the date of the expiration of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect stating that the suspension on the exercisability of the Rights is no longer in effect.
Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction (x) if the requisite qualification in such jurisdiction shall not have been obtained and until a registration statement has been declared effective or (y) if the exercise thereof shall not be permitted under applicable law.

     (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one one-thousandths of a Preferred Share (and following the occurrence of a Triggering Event, Common Shares and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

     (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates or depositary receipts for Preferred Shares (or Common Shares and/or other securities, as the case may be) upon exercise of the Rights. The

                                                        17.

Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares (or Common shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right
Certificates evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares (or Commons Shares and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     Section 10. Preferred Shares Record Date. Each person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right

                                       18.

to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11. Adjustment of Purchase Price, Number of Shares, or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

     (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to
Section 11(a)(ii) hereof.

                                       19.

     (ii) Subject to Sections 7(e), 13(a), and 24 of this Agreement, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that Product by (y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event.

     (iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof. In the event there shall not be sufficient Preferred Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing sentence, the Company shall take all action as shall be necessary to authorize additional Preferred Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take action sufficient to authorize such additional Preferred Shares, the Company shall take all such action as may be necessary to authorize, issue or

                                       20.

pay, upon the exercise of the Rights, cash (including by way of a reduction of the Purchase Price), property, other securities or any combination thereof having an aggregate value equal to the value of the Preferred Shares of the Company which otherwise would have been issuable pursuant to the first sentence of this Section 11(a)(iii), which aggregate value shall be determined in good faith by a majority of the Board of Directors. For purposes of the preceding sentence, the value of the Preferred Shares shall be determined pursuant Section 11(d) hereof and the value of any equity securities which a majority of the Board of Directors determines in good faith to be equivalent to the Common Shares or "equivalent preferred shares" (as defined in Section 11(b)) shall be deemed to have the same value as the Common Shares or Preferred Shares, respectively. Any substitution of securities, property and/or cash under this
Section 11(a)(iii) shall be made and publicly announced within 60 days after the date any Person becomes an Acquiring Person

     (b) In case the Company shall fix a record date for the issuance of rights, options, or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges, and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares that the

                                       21.

aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional
Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options, or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

     (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares on such

                                       22.

record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

     (d)(i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination, or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to

                                       23.

securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

     (ii) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof), multiplied by 1,000. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good

                                       24.

faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

     (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

     (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10, and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                                       25.

     (h) Unless the Company  shall have  exercised  its  election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one- thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public

                                       26.

announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidenc ing, subject to
Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share that were expressed in the initial Right Certificates issued hereunder.

     (k) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to

                                       27.

such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (l) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares, or issuance of rights, options, or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares, shall not be taxable to such shareholders.

     (m) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding

                                       28.

immediately after such event shall have issued with respect to it that number of Rights that each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or consolidation is effected.

     (n) The Company covenants and agrees that, after the Distribution Date and so long as any Rights shall then be outstanding (other than Rights that have become void pursuant to Section 7(e) hereof), it will not, except as permitted by Sections 23, 24, and 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

     Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate, and (c) mail a brief summary thereof to each registered holder of a Right in accordance with Section 26 hereof.

     Section 13. Consolidation, Merger, or Sale or Transfer of Assets or Earning Power.

     (a) In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a direct or indirect, wholly-owned Subsidiary of

                                       29.

the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with the Company, or merge with and into the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its direct or indirect, wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof) (any event described in (x), (y), or (z) being referred to hereinafter as a "Section 13(a) Event"), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal, or other adverse claims, as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one- thousandths of a Preferred Share for which a Right is then exercisable, and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such Section 13(a) Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such

                                       30.

Section 13(a) Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13(a) Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of a Section 13(a) Event and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

     (b) "Principal Party" shall mean:

          (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person (including the Company as successor thereto or as the surviving corporation) that is the issuer of any securities or other equity interests into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person (including the Company as successor thereto or as the surviving corporation) that is the other constituent party to such merger or consolidation; and

          (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case,
     (1) if the Common Shares of such Person are not at such time and have

                                       31.

     not been  continuously  over the preceding 12 month period registered under
     Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person, the Common Shares of which are and have been so registered, "Principal Party" shall refer to such other Person; and (2) if the Common Shares of such Person are not at such time and have not been continuously over the preceding 12 month period registered under Section 12 of the Exchange Act, and such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

     (c) The Company covenants and agrees that it shall not consummate any transaction described in clauses (x), (y), or (z) of the first sentence of
Section 13(a) unless the Principal Party shall have a sufficient number of authorized Common Shares that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and
(b) of this Section 13 and further providing that, as soon as practicable after the consummation of any Section 13(a) Event, the Principal Party will:

          (i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights, on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the expiration date; and

                                       32.

          (ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 of the Exchange Act.

     (d) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (iii) sell or otherwise transfer (or permit one or more of its Subsidiaries to sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its direct or indirect, wholly-owned Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof) if (x) at the time of or immediately after such transaction there are any rights, warrants, instruments, or securities outstanding or any agreements or arrangements that, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights, or
(y) prior to, simultaneously with, or immediately after such transaction, the shareholders of the Person who constitutes, or would constitute, the Principal Party shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

     (e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

                                       33.

     Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

                                       34.

     (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges, and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

     Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders

                                       35.

of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribu tion Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

     Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

     (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

     (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

     (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares

                                       36.

certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

     (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

     Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote or to receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                                       37.

     Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith, or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

     The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered, or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in
Section 20 hereof.

     Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor

                                       38.

Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right
Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                                       39.

     (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith, or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its

                                       40.

countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights (including the manner, method, or amount thereof) provided for in Section 3, 11, 13, 23, or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

                                       41.

     (h) The Rights Agent and any shareholder, director, officer, or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect, or misconduct, provided reasonable care was exercised in the-selection and continued employment thereof.

     Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the registered holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the registered holders of the Right
Certificates by first-class mail, postage prepaid. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period

                                       42.

of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business in the State of New York, in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $25 million). After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties, and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act, or deed necessary for the purpose. Not later than the effective date of any such ap pointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and send, in accordance with Section 26 hereof, a notice thereof, in writing, to the registered holders of Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                                       43.

     Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

     Section 23. Redemption. (a) The Board of Directors of the Company may, at its option, at any time prior to the Close of Business on the tenth calendar day following the Shares Acquisition Date (or, if the Shares Acquisition Date occurred prior to the Record Date, the Close of Business on the tenth calendar day following the Record Date), redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price, as adjusted, being hereinafter referred to as the "Redemption Price"); provided, however, that if such authorization occurs on or after the date of a change (resulting from a proxy solicitation) in a majority of the directors in office at the commencement of such solicitation, and any Person who is or was a participant in such solicitation has stated (or if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) has taken or intends to take, or may consider taking, any action that would result in such Person becoming an Acquiring Person or that would cause the occurrence of a Triggering Event (the existence of the circumstances described in this provision being referred to herein as an "Adverse Change of Control"), then the Rights may be so redeemed only if there are Continuing Directors in office

                                       44.

and such redemption is authorized by a majority of such Continuing Directors. Notwithstanding the foregoing, the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such holder shall be rounded to the nearest one cent ($0.01) (such that fractions of one cent ($0.01) greater than or equal to one-half of one cent ($0.005) shall be rounded up to the next highest cent and fractions of one cent ($0.01) less than one-half of one cent ($0.005) shall be rounded down to the next lowest cent); and further provided that the aggregate Redemption Price payable to any holder of Rights upon the redemption of all Rights held by such Person shall in no event be less than $0.01. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis, and with such conditions as the Board of Directors in its sole discretion may establish.

     (b) Immediately upon the action of the Board of Directors of the Company effectively ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such

                                       45.

notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire, or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in
Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

     Section 24. Exchange.

     (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly

                                       46.

give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to

                                       47.

which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

     Section 25. Notice of Certain Events.

     (a) In case the Company shall propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights, or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution, or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination, or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each registered holder of a Right Certificate, in accordance with
Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on

                                       48.

which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

     (b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then (i) the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding Section 25(a) to Preferred Shares shall be deemed to refer to Common Shares and/or, if appropriate, other securities.

     (c) In case any transaction described in clauses (x), (y), or (z) of the first sentence of Section 13(a) hereof shall occur, then the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such transaction, which notice shall describe such transaction and the consequences of such transaction to holders of Rights under Section 13(a) hereof.

     Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                                       49.

                         Mylan Laboratories Inc.
                         Attention: Corporate Secretary
                         1030 Century Building, 10th Floor
                         Pittsburgh, PA 15222



     Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                     American Stock Transfer & Trust Company
                     40 Wall Street
                     New York, New York 10005

     Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

     Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights that the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that from and after the Close of Business on the tenth calendar day following the Shares Acquisition Date (or, if the Shares Acquisition Date occurred prior to the Record Date, the Close

                                       50.

of Business on the tenth calendar day following such Record Date), this Agreement shall not be amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become void pursuant to Section 7(e) hereof); and further provided, that from and after an Adverse Change of Control, the Rights Plan shall not be amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become void pursuant to Section 7(e) hereof) unless there are Continuing Directors in office and such amendment is authorized by a majority of such Continuing Directors. Without limiting the foregoing, the Company may at any time prior to the Close of Business on the tenth calendar day following the Shares Acquisition Date (or, if the Shares Acquisition Date occurred prior to the Record Date, the Close of Business on the tenth calendar day following such Record Date), subject to the conditions set forth in the immediately preceding sentence, amend this Agreement to lower the thresholds set forth in Sections 1(a) and 3(a) to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known by the Company to be Beneficially Owned by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan) and (ii) 15%.

     Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent, and the registered

                                       51.

holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy, or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

     Section 30. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to interpret and administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company and any and all additional rights and powers as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement, and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights, to exchange or not to exchange the Rights, or to supplement or amend the Agreement); provided, however, that if such authority is exercised on or after an Adverse Change of Control, then the authority may be exercised only if there are Continuing Directors in office and such exercise of authority is authorized by a majority of such Continuing Directors. All such actions, exercises, calculations, interpretations, and determinations (including for purposes of clause (y) of this Section 30, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith and in compliance with conditions set forth herein, shall (x) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights, and all other Persons, and (y) not subject any director or officer of the Company to any personal liability to any holder of the Rights or any other Person.

                                       52.

     Section 31. Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of such Commonwealth applicable to contracts to be made and performed entirely within such Commonwealth.

     Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.


                                       53.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                             MYLAN LABORATORIES INC.

Attest:

By_____________________________         By      /s/ Milan Puskar
Title:                                  Title:    Chairman, CEO and President


                             AMERICAN STOCK TRANSFER
Attest:                                 & TRUST COMPANY


By_____________________________         By_____________________________
Title:                                  Title:




                                       54.

                                    Exhibit A

                        RESOLUTION OF BOARD OF DIRECTORS
                       TO AMEND ARTICLES OF INCORPORATION
                   TO ESTABLISH A SERIES OF PREFERRED SHARES*


     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company in accordance with the provisions of the Amended and Restated Articles of Incorporation of the Company and Section 1522 of the Pennsylvania Business Corporation Law, as amended, the Board of Directors hereby adopts and approves an amendment to the Amended and Restated Articles of Incorporation of the Company, as amended, which creates out of the authorized but unissued shares of Preferred Stock, par value $0.50 per share, of the Company a series of Preferred Stock, the designation and authorized number of shares of which, and the terms and relative rights, preferences and limitations of which, are as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, (a) that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights, or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Stock; and
     (b) no increase shall cause the aggregate number of all shares of Preferred Stock that the corporation is authorized to issue to be greater than is authorized by these Amended and Restated Articles of Incorporation.

     Section 2. Dividends and Distributions.

     (A) Subject to the rights of the holders of any shares of any other series of Preferred Stock of the corporation (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.50 per share (the "Common Stock"), of the corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September, and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment

- ----------------------
 *To be attached to a Statement with Respect to Shares or to an Amendment to Articles of Incorporation filed with the Secretary of State of Pennsylvania. 1.

     Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series

                                       2.

     A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by- share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the shareholders of the corporation. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein or in any other Statement with Respect to Shares or other amendment of the Articles of Incorporation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Certain Restrictions.

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or

                                       3.

     not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dis solution, or winding up) to the Series A Preferred Stock, provided that the corporation may at any time redeem, purchase, or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation, or winding up) to the Series A Preferred Stock; or

          (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this
     Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in

                                       4.

     any other Articles of Amendment creating a series of Preferred Stock, par value $0.50 per share, or any similar stock or as otherwise required by law.

     Section 6. Liquidation, Dissolution, or Winding Up. Upon any liquidation, dissolution, or winding up of the corporation, no distribution shall be made (1) to the holder of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series A Preferred Stock unless the holders of shares of Series A Preferred Stock outstanding shall have received out of the assets of the Company available for distribution to its shareholders after payment or provision for payment of any securities ranking senior to the Series A Preferred Stock, for each share of Series A Preferred Stock, subject to adjustment as hereinafter provided, (A) $1000.00 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or, (B) if greater than the amount specified in clause (1)(A) of this sentence, an amount equal to 1000 times the aggregate amount to be distributed per share to holders of Common Stock, as the same may be adjusted as herein provided, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution, or winding up) with the Series A Preferred Stock, unless simultaneously therewith distributions are made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution, or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the provision in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the corporation shall enter into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount of stock, securities, cash, and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the corporation shall at any

                                       5.

     time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding im mediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all other series of the corporation's Preferred Stock.

     Section 10. Amendment. The Articles of Incorporation of the corporation shall not be amended in any manner that would materially alter or change the powers, preferences, or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.


                                       6.

                                    Exhibit B

                            Form of Right Certificate

Certificate No.  R-_______                               _______ Rights


         NOT EXERCISABLE AFTER SEPTEMBER 5, 2006 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT REFERRED TO BELOW. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                                Right Certificate

                             MYLAN LABORATORIES INC.

     This certifies that ___________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of August 22, 1996, as the same may be amended from time to time (the "Rights Agreement"), between Mylan Laboratories Inc., a Pennsylvania corporation (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Eastern Standard time, on September 5, 2006 at the principal office of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock, par value $.50 per share (the "Preferred Stock"), of the Company, at a purchase price of $90 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________, 1996, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference

                                       1.

     and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company's Common Stock, par value $0.50 per share.

     The Company shall not be required to issue fractional shares of Preferred Stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.





                                       2.

     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ____________.


ATTEST:                                   MYLAN LABORATORIES, INC.


By:  _________________                  By:  ____________________________
Name:                                 Name:
Title:                               Title:


Countersigned:
American Stock Transfer & Trust Company, as Rights Agent


By:  ___________________________
       Authorized Signature





                                       3.

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

To be executed by the registered holder if such holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto
 -----------------------------------------------------------------------------
                  (Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.


Dated: _________________                    ______________________________
                                                      Signature

Signature Guaranteed:

         Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.
- ------------------------------------------------------------------------------
                                (To be completed)

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                            ------------------------------
                                                       Signature



                                       4.

                          FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Right Certificate)


To Mylan Laboratories Inc.:

     The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

Please insert social security
or other identifying number

- ------------------------------------------------------------------------------
                        (Please print name and address)

- ------------------------------------------------------------------------------


     If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

- --------------------------------------------------------------------------------
                                          (Please print name and address)

- ------------------------------------------------------------------------------


Dated:  ____________________             ____________________________________
                                                     Signature

      (Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

     Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

                                       5.

- --------------------------------------------------------------------
                                (To be completed)


     The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


Dated:_______________________      ___________________________________
                                    Signature



                                     NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.




                                       6.

                                    Exhibit C

         UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT REFERRED TO BELOW, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                          SUMMARY OF RIGHTS TO PURCHASE
                            SHARES OF PREFERRED STOCK

     On August 22, 1996 (the "Rights Dividend Declaration Date"), the Board of Directors of Mylan Laboratories Inc. (the "Corporation") adopted a Shareholder Rights Plan and declared that a dividend of one share purchase right ("Right") be distributed on each outstanding share of Common Stock, par value $0.50 per share ("Common Stock"), to shareholders of record as of the close of business on September 5, 1996 (the "Record Date"). Each Right entitles the registered holder to purchase from the Corporation one one-thousandth of a share of Series A Preferred Stock, par value $0.50 per share ("Preferred Stock"), or, in certain circumstances, shares of Common Stock, other securities, and/or cash or other property, at a Purchase Price of $90 per share of Preferred Stock (or, when applicable, Common Stock, securities, cash, and/or other property), subject to adjustment. The complete terms and conditions of the Rights are set forth in a Rights Agreement dated as of August 22, 1996 (the "Rights Agreement") between the Corporation and American Stock Transfer & Trust Company, as Rights Agent. All shares of Common Stock outstanding on the Record Date will receive Rights. In addition, all shares of Common Stock issued prior to the Distribution Date will be issued with Rights. All certificates for Common Stock issued after the Record Date and prior to the Distribution Date will contain a legend incorporating the Rights Agreement by reference.

     Initially, the Rights will attach to the outstanding shares of Common Stock, and no separate Right Certificates will be distributed. The Rights will detach from the outstanding shares of Common Stock and separate Right
Certificates will be issued when there is a Distribution Date. Until a Distribution Date occurs, the Rights will be evidenced by the certificate for the shares of Common Stock with a copy of this Summary of Rights attached thereto, the Rights will transfer with (and only with) the shares of Common Stock to which such Rights are attached, and the transfer of any certificate for Common Stock (with or without this Summary of Rights attached thereto) will also constitute the transfer of the Rights attached to the shares of Common Stock represented by such certificate.

     A "Distribution Date" will occur on (i) the tenth day following a public announcement that a person has become an Acquiring Person (the date of such public announcement being the "Shares Acquisition Date"), or (ii) if earlier, the tenth business day (or such later date as may be determined by the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement or announcement of a tender or exchange offer that would result in a person or group of affiliated or associated persons becoming the Beneficial Owner of 15% or more of the outstanding shares of Common Stock.


                                       1.

     An "Acquiring Person" is a person or group of affiliated or associated persons that Beneficially Owns 15% or more of the outstanding shares of Common Stock but does not include (1) the Corporation, its subsidiaries, any employee benefit plan of the Corporation or any of its Subsidiaries, or any entity holding shares of Common Stock pursuant to the terms of any such plan; (2) any person or group that becomes the Beneficial Owner of 15% or more of the outstanding shares of Common Stock solely as a result of the acquisition of Common Stock by the Corporation, unless such person or group thereafter acquires additional shares of Common Stock; or (3) subject to certain conditions set forth in the Rights Agreement, a person that otherwise would have become an Acquiring Person as a result of an inadvertent acquisition of 15% or more of the outstanding shares of Common Stock.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on September 5, 2006 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Corporation, in each case, as described below.

     As soon as practicable after the Distribution Date, separate Right Certificates will be mailed to the holders of record of Common Stock as of the Distribution Date, and, thereafter, the Right Certificates alone will represent the Rights.

     The Purchase Price payable upon exercise of the Rights and the number of shares of Preferred Stock (and the amount of other securities and/or property, if any) issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event that (i) there is a stock dividend on, or a subdivision, combination, or reclassification of the Preferred Stock, or
(ii) the holders of Preferred Stock are granted certain options, warrants, or rights to subscribe for or purchase shares of Preferred Stock (or equivalent Preferred Stock) or securities convertible into Preferred Stock (or securities convertible into equivalent Preferred Stock) at a price less than the current market price of Preferred Stock, or (iii) any evidences of indebtedness or assets (other than regular quarterly cash dividends or dividends payable in shares of Preferred Stock) or any subscription rights or warrants (other than rights, options, or warrants of the type referred to in clause (ii) of this paragraph) are distributed to the holders of Preferred Stock.

     Subject to certain exceptions as set forth in the Rights Agreement, no adjustment in the Purchase Price will be required until the cumulative adjustments amount to 1% of the Purchase Price.

     The number of outstanding Rights and the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the shares of Common Stock payable in shares of Common Stock or subdivisions, consolidations, or combinations of the shares of Common Stock occurring, in any such case, prior to the Distribution Date.

     No fractional shares of Preferred Stock (other than fractions that are integral multiples of one one-thousandths of a share of Preferred Stock, which, at the election of the Corporation, may be evidenced by depository receipts) will be issued upon exercise of the Rights, but, in lieu thereof, a cash adjustment will be paid to the holder of the exercised Rights based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

                                       2.

     Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. The dividend, liquidation, and voting rights, and non-redemption features of the Preferred Stock are designed so that the value of a one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock. Each whole share of Preferred Stock will be entitled to receive a quarterly preferential dividend equal to the greater of (a) $1 or (b) 1000 times the dividend declared with respect to each share of Common Stock. In the event of liquidation, the holders of each whole share of Preferred Stock will be entitled to receive a preferential liquidation payment equal to the greater of (a) $1000 or (b) 1000 times the payment made per share of Common Stock. Each share of Preferred Stock will have 1000 votes, voting together with the shares of Common Stock. Finally, in the event of any merger, consolidation, or other transaction in which shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or other property, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These rights and preferences are protected by customary anti-dilution provisions.

     Once a person has become an  Acquiring  Person,  all  Rights  that are,  or
(under  certain   circumstances   specified  in  the  Rights   Agreement)  were,
Beneficially Owned by an Acquiring Person will be null and void.

     In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right (other than a Right that is or was Beneficially Owned by an Acquiring Person that has become null and void pursuant to the terms of the Rights Agreement), shall thereafter have the right to receive upon exercise of such Right that number of shares of Common Stock (or, in certain circumstances, Preferred Stock, other securities, property and/or cash) having a value equal to two times the then-current Purchase Price.

     In the event that, at any time after a person becomes an Acquiring  Person,
(i) the  Corporation is acquired in a merger or other business  combination,  or
(ii) 50% or more of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) is sold or otherwise transferred, proper provision will be made so that each holder of a Right (other than a Right that is or was Beneficially Owned by an Acquiring Person that has become null and void pursuant to the terms of the Rights Agreement) shall thereafter have the right to receive upon exercise of such Right, in lieu of shares of Preferred Stock, shares of common stock of the acquiror then having a current market value equal to two times the then-current Purchase Price. The events referred to in the preceding paragraph and in clauses (i) and (ii) of this paragraph are hereinafter referred to as "Triggering Events."

     At any time prior to the Close of Business on the tenth calendar day following the Shares Acquisition Date (or, if the Shares Acquisition Date occurred prior to the Record Date, the Close of Business on the tenth calendar day following such Record Date), the Board of Directors of the Corporation may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment (the "Redemption Price") provided, however, that if such authorization occurs on or after the date of a change (resulting from a proxy solicitation) in a majority of the directors in office at the commencement of such solicitation, and any Person who is or was a participant in such solicitation has stated (or if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) has taken or intends to take, or may consider taking, any

                                       3.

action that would result in such Person becoming an Acquiring Person or that would cause the occurrence of a Triggering Event (the existence of the circumstances described in this provision being referred to herein as an "Adverse Change of Control"), then the Rights may be so redeemed only if there are Continuing Directors in office and such redemption is authorized by a majority of such Continuing Directors. The redemption of the Rights may be made effective at such time, on such basis, and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

At any time after any person becomes an Acquiring Person, and prior to the time any person (other than the Corporation, any of its Subsidiaries, any employee benefit plan of the Corporation or any of its Subsidiaries, and any entity holding shares of Common Stock pursuant to the terms of any such plan) becomes the Beneficial Owner of 50% or more of the outstanding shares of Common Stock, the Corporation may, at the option and election of the Board of Directors, exchange shares of Common Stock (or in certain circumstances, shares of Preferred Stock) for all or any part of the then-outstanding and unexercised Rights (other than Rights that are or were Beneficially Owned by an Acquiring Person that have become null and void pursuant to the terms of the Rights
Agreement) at an exchange rate of one share of Common Stock (or in certain circumstances, one one-thousandth of a share of Preferred Stock) per Right, appropriately adjusted to reflect any stock dividend, stock split, reverse stock split, or other similar transaction occurring after the Rights Dividend Declaration Date.

The terms of the Rights may be amended by the Board of Directors of the Corporation without the consent of the holders of the Rights, except that from and after the Close of Business on the tenth calendar day following the Shares Acquisition Date (or, if the Shares Acquisition Date occurred prior to the Record Date, the Close of Business on the tenth calendar day following such Record Date) no such amendment may adversely affect the interests of the holders of the Rights (other than Rights that are or were Beneficially Owned by an Acquiring Person that have become null and void pursuant to the terms of the Rights Agreement) and provided, however, that if such amendment occurs on or after an Adverse Change of Control, then the Rights Plan may be amended only if there are Continuing Directors in office and such amendment is authorized by a majority of such Continuing Directors.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Corporation, including, without limitation, the right to vote or to receive dividends.



                                       4.

                                   Exhibit 4.2


                                       5.

                            Form of Right Certificate

Certificate No.  R-_______                              _______ Rights


         NOT EXERCISABLE AFTER SEPTEMBER 5, 2006 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT REFERRED TO BELOW. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                                              Right Certificate

                                            MYLAN LABORATORIES INC.

     This certifies that ___________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of August 22, 1996, as the same may be amended from time to time (the "Rights Agreement"), between Mylan Laboratories Inc., a Pennsylvania corporation (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Eastern Standard time, on September 5, 2006 at the principal office of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid, non-assessable share of Series A Junior Participating Preferred Stock, par value $.50 per share (the "Preferred Stock"), of the Company, at a purchase price of $90 per one one-thousandth of a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a share of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________, 1996, based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Preferred Stock which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights

                                       6.

Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

     This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of Preferred Stock or shares of the Company's Common Stock, par value $0.50 per share.

     The Company shall not be required to issue fractional shares of Preferred Stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

     This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.




     WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ____________.


                        ATTEST: MYLAN LABORATORIES, INC.



                                       7.

By:  ____________________________            By:  ____________________________
Name:                                      Name:
Title:                                    Title:


Countersigned:
American Stock Transfer & Trust Company, as Rights Agent


By:  ___________________________
       Authorized Signature





                                       8.

                    Form of Reverse Side of Right Certificate

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto
 -----------------------------------------------------------------------------
                  (Please print name and address of transferee)

Rights represented by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer said Rights on the books of the within-named Company, with full power of substitution.


Dated: _________________                   ______________________________
                                                     Signature

Signature Guaranteed:

     Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.
- ------------------------------------------------------------------------------
                               (To be completed)

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).




- ------------------------------
          Signature



                                                        9.

                          FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights represented by the Right Certificate)


To Mylan Laboratories Inc.:

     The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares of Preferred Stock (or such other securities) be issued in the name of:

Please insert social security
or other identifying number

- ------------------------------------------------------------------------------
                         (Please print name and address)

- ------------------------------------------------------------------------------


If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

- --------------------------------------------------------------------------------
                         (Please print name and address)

- ------------------------------------------------------------------------------


Dated:  ____________________             ____________________________________
                                                        Signature

        (Signature must conform to holder specified on Right Certificate)

 Signature Guaranteed:

     Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

                                       10.

- --------------------------------------------------------------------
                                (To be completed)


     The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


Dated:_______________________      ___________________________________
                                                 Signature



                                     NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.




                                       11.